Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	Stock option awards are recommended by the Compensation Committee and approved by the Board, and such option awards are typically granted on or about January 1 of each year in connection with the Company’s annual compensation cycle. The Company does not grant equity awards in anticipation of the release of material non-public information nor does the Company time the release of material non-public information based on equity award grant dates.
Award Timing MNPI Considered [Flag]	false
MNPI Disclosure Timed for Compensation Value [Flag]	false